PIMCO ETF Trust

Supplement Dated July 12, 2016 to the

Index Exchange-Traded Funds Prospectus dated October 31, 2015,

as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO 0-1 Year U.S. Treasury Index Exchange-Traded Fund,

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund and PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (each, a “Fund” and collectively, the “Funds”)

Effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the PIMCO 0-1 Year U.S. Treasury Index Exchange-Traded Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Stephen Rodosky and Matthew P. Dorsten. Mr. Rodosky is a Managing Director of PIMCO, and Mr. Dorsten is a Senior Vice President of PIMCO. They will manage the Fund as of its inception.

Effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in each of the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund’s and PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Stephen Rodosky, Michael Cudzil and Matthew P. Dorsten. Mr. Rodosky is a Managing Director of PIMCO, Mr. Cudzil is an Executive Vice President of PIMCO and Mr. Dorsten is a Senior Vice President of PIMCO. Each of Messrs. Rodosky and Dorsten has jointly managed the Fund since December 2015. Mr. Cudzil has managed the Fund since February 2016.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP1_071216